SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 22, 2016 (April 19, 2016)

FLOWERS FOODS, INC.

(Exact name of registrant as specified in its charter)

Georgia	1-16247	58-2582379
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1919 Flowers Circle, Thomasville, GA		31757
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (229) 226-9110

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On April 19, 2016, Flowers Foods, Inc. (the “Company”) entered into a credit agreement with the lenders party thereto from time to time, Deutsche Bank Securities Inc., as lead arranger and bookrunner, Bank of America, N.A., Branch Banking and Trust Company, Coöperatieve Rabobank U.A., New York Branch, PNC Bank, National Association and Wells Fargo Bank, National Association, as co-documentation agents, Deutsche Bank Securities Inc., as syndication agent and Deutsche Bank AG New York Branch, as administrative agent (the “Agent”) (the “New Term Credit Agreement”). The New Term Credit Agreement provides for a five-year, syndicated, unsecured term loan pursuant to which the Company may incur term loan borrowings in a single draw up to an aggregate principal amount of $150 million. The proceeds of the term loan borrowings are expected to be used by the Company to finance the working capital and general corporate purposes of the Company and to pay fees and expenses related to the financing transactions described in this Current Report on Form 8-K. Term loans made under the New Term Credit Agreement bear interest at a rate based on a Eurodollar rate (based on the London Interbank Offered Rate, “LIBOR”) or a base rate (which is defined as the highest of the Agent’s prime lending rate, the federal funds rate plus 0.5%, and the Eurodollar rate plus 1.0%), plus, in each case, an applicable margin. The applicable margin for base rate loans ranges from 0.00% to 1.25% per annum, and the applicable margin for Eurodollar rate loans ranges from 0.75% to 2.25% per annum, in each case, based on the leverage ratio of the Company and its subsidiaries from time to time.

The New Term Credit Agreement contains customary events of default, representations and warranties, and affirmative and negative covenants, including financial covenants regarding minimum interest coverage ratio and maximum leverage ratio. In addition, in the event that the Company is unable to maintain or obtain minimum required debt ratings, certain of the Company’s domestic subsidiaries will be required to deliver a subsidiary guaranty. The New Term Credit Agreement also includes customary conditions precedent to the term loan draw made in accordance with its terms.

Upon the occurrence of an event of default, all amounts outstanding under the New Term Credit Agreement, including principal, accrued interest, and any other fees may be accelerated and become immediately due and payable.

Also on April 19, 2016 (the “Amendment Effective Date”), the Company entered into the second amendment (the “Existing Term Loan Amendment”) to its credit agreement, dated as of April 5, 2013 (as amended prior to the Amendment Effective Date, the “Existing Term Credit Agreement”), with the lenders party thereto and Deutsche Bank AG New York Branch, as administrative agent and the fifth amendment (the “Existing Revolving Facility Amendment”) to its amended and restated credit agreement, dated as of May 20, 2011 (as amended prior to the Amendment Effective Date, the “Existing Revolving Facility”), with the lenders party thereto and Deutsche Bank AG New York Branch, as administrative agent. The Existing Term Loan Amendment and the Existing Revolving Facility Amendment (1) addresses changes in law affecting the terms of the Existing Revolving Facility and the Existing Term Credit Agreement, (2) makes certain terms of the Existing Revolving Facility and the Existing Term Credit Agreement less restrictive consistent with the terms of the New Term Credit Agreement, and (3) amends the terms of the Existing Revolving Facility and the Existing Term Credit Agreement to permit the indebtedness to be incurred under the New Term Credit Agreement. In addition:

•	the Existing Term Loan Amendment reduces its applicable interest rate by reducing the applicable margin for (1) base rate loans to a range of 0.00% to 1.25% and (2) Eurodollar rate loans to a range of 0.75% to 2.25%, in each case, based on the leverage ratio of the Company and its subsidiaries; and

•	the Existing Revolving Facility Amendment (1) effectively increases the highest applicable margin applicable to (a) base rate loans to 0.75% and (b) Eurodollar rate loans to 1.75%, in each case, based on the leverage ratio of the Company and its subsidiaries and (2) increases the highest applicable facility fee level to 0.50%, due quarterly on all commitments under the Existing Revolving Facility, based on the leverage ratio of the Company and its subsidiaries.

The Company has other relationships, including financial advisory and banking, with some parties to the New Term Credit Agreement, Existing Term Credit Agreement and Existing Revolving Facility.

The foregoing summaries of the New Term Credit Agreement, Existing Term Loan Amendment and Existing Revolving Facility Amendment are not intended to be complete and are qualified in their entirety by reference to the full text of the New Term Credit Agreement, Existing Term Loan Amendment and Existing Revolving Facility Amendment, copies of which are attached hereto as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Credit Agreement, dated as of April 19, 2016, among Flowers Foods, Inc., the lenders party thereto from time to time, Deutsche Bank Securities Inc., as lead arranger and bookrunner, Bank of America, N.A., Branch Banking and Trust Company, Coöperatieve Rabobank U.A., New York Branch, PNC Bank, National Association and Wells Fargo Bank, National Association, as co-documentation agents, Deutsche Bank Securities Inc., as syndication agent, and Deutsche Bank AG New York Branch, as administrative agent.

10.2	Second Amendment to Credit Agreement, dated as of April 19, 2016, among Flowers Foods, Inc., the lenders party thereto and Deutsche Bank AG New York Branch, as administrative agent.

10.3	Fifth Amendment to Amended and Restated Credit Agreement, dated as of April 19, 2016, among Flowers Foods, Inc., the lenders party thereto, Deutsche Bank AG New York Branch, as administrative agent, the swingline lender and issuing lender.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOWERS FOODS, INC.

	By:	/s/ R. Steve Kinsey
		Name:	R. Steve Kinsey
		Title:	Executive Vice President and Chief Financial Officer

Date: April 22, 2016

EXHIBIT INDEX

Exhibit Number	Description

10.1	Credit Agreement, dated as of April 19, 2016, among Flowers Foods, Inc., the lenders party thereto from time to time, Deutsche Bank Securities Inc., as lead arranger and bookrunner, Bank of America, N.A., Branch Banking and Trust Company, Coöperatieve Rabobank U.A., New York Branch, PNC Bank, National Association and Wells Fargo Bank, National Association, as co-documentation agents, Deutsche Bank Securities Inc., as syndication agent, and Deutsche Bank AG New York Branch, as administrative agent.

10.2	Second Amendment to Credit Agreement, dated as of April 19, 2016, among Flowers Foods, Inc., the lenders party thereto and Deutsche Bank AG New York Branch, as administrative agent.

10.3	Fifth Amendment to Amended and Restated Credit Agreement, dated as of April 19, 2016, among Flowers Foods, Inc., the lenders party thereto, Deutsche Bank AG New York Branch, as administrative agent, the swingline lender and issuing lender.